Share-Based Compensation	12 Months Ended
Dec. 31, 2024
EVOLUTION METALS LLC [Member]
Share-Based Compensation [Line Items]
Share-Based Compensation

Note 10 — Share-Based Compensation

In September 2024, the Company entered into an agreement with a vendor (the “Vendor Agreement”) whereby the Company has the option to settle its obligations for services provided with either cash payments when the services are rendered or the issuance of a fixed monetary amount of New EM common shares at the closing of the Business Combination (the “Vendor Share-Based Settlement Obligation”). The Vendor Agreement was classified as a liability share-based payment transaction in accordance with ASC 718 and ASC 480, with the identification of two service conditions. The vesting period is measured on the effective date of the agreement as the period the services are expected to be rendered, and re-assessed each reporting period until the services are fully rendered and the share-based payment transaction is fully vested.

In December 2024, the Company amended the Vendor Agreement (the “Amended Vendor Agreement”), replacing the Company’s settlement options for services provided with an exclusive cash payment option. The Company determined the Amended Vendor Agreement was a modified liability-classified award. Accordingly, the Company re-measured the Vendor Share-Based Settlement Obligation as of the cancellation date noting a nominal change in the fair value for the year ended December 31, 2024 (see Note 11) and recognized the difference between the cumulative compensation cost under the original award and the cumulative cost on the modified award, as compensation cost.